EXHIBIT 10.2


                    THIRD AMENDED AND RESTATED

               NOVEMBER 1998 STOCKHOLDERS' AGREEMENT



           This Third Amended and Restated November 1998 Stockholders' Agreement (this "Agreement") is entered into as of March 10, 2000, by and among McLeodUSA Incorporated, a Delaware corporation (the "Company"); Alliant Energy Corporation, a Wisconsin corporation ("AEC"); Alliant Energy Investments, Inc., an Iowa corporation and indirect wholly owned subsidiary of AEC ("AEI"); Heartland Properties, Inc., a Wisconsin corporation and indirect wholly owned subsidiary of AEC ("Heartland"); LNT Communications LLC, an Iowa limited liability company and indirect wholly owned subsidiary of AEC ("LNT"); Alliant Energy Foundation, Inc., a Wisconsin corporation (non-profit) ("AEF" and together with AEC, AEI, Heartland and LNT, the "AEC Entities"); Clark E. McLeod ("McLeod"); Mary E. McLeod (together with McLeod, the "McLeods"); Richard A. Lumpkin ("Lumpkin") and certain of the former shareholders of Consolidated Communications Inc. ("CCI") and certain permitted transferees of certain of the former CCI shareholders in each case who are listed in Schedule I hereto (the "Principal CCI Shareholders"); and for purposes of Sections 4, 5.6, 5.8(b), 5.11 and the first and second sentences of
Section 5.3 only, certain of the other former CCI shareholders and certain permitted transferees of certain of the other former CCI shareholders in each case who are listed in Schedule II hereto (the "Other CCI Shareholders"). The AEC Entities, the McLeods, and Lumpkin and the Principal CCI Shareholders are referred to herein collectively as the "Principal Stockholders" and individually as a "Principal Stockholder."

           WHEREAS, the Company, AEC, AEI, Heartland, AEF, the McLeods, Lumpkin, the Principal CCI Shareholders and the Other CCI Shareholders are parties to a Second Amended and Restated November 1998 Stockholders' Agreement, entered into as of December 17, 1999 (the "Second Amended and Restated November 1998 Stockholders' Agreement");

           WHEREAS, the Company, AEC, AEI, Heartland, AEF, the McLeods, Lumpkin and the Principal CCI Shareholders desire to add LNT as a party to this Agreement as a result of the transfer of certain shares of the Company's Class A common stock, par value $.01 per share (the "Class A Common Stock"), by an Affiliate (as defined in Section 1.2) of AEC to LNT;

           WHEREAS, the Other CCI Shareholders no longer desire to be parties to this Agreement and the Company and the Principal Stockholders desire to terminate the Other CCI Shareholders as parties to this Agreement;

           WHEREAS, the Company and the Principal Stockholders deem it to be in the best interests of the Company and its stockholders to provide for the continuity and stability of the business and policies of the Company on the terms and conditions hereinafter set forth;

           WHEREAS, concurrently with the execution and delivery of this Agreement, the Company, the Principal Stockholders, the Other CCI Shareholders and certain other stockholders of the Company are entering into an amendment and restatement of the Second Amended and Restated January 1999 Stockholders' Agreement, entered into as of December 17, 1999; and

           WHEREAS, the Company and the Principal Stockholders desire to amend and restate the Second Amended and Restated November 1998 Stockholders' Agreement in its entirety with the terms and conditions hereinafter set forth;

           NOW,   THEREFORE,   for  and  in  consideration  of  the
foregoing and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:


1.  VOTING AGREEMENT


      1.1  Board of Directors

           For the period commencing on the Effective Date (as defined in Section 1.2) and ending on the Expiration Date (as defined in Section 1.2), each Principal Stockholder, for so long as each such Principal Stockholder beneficially and continuously owns at least two million five hundred thousand (2,500,000) shares of Class A Common Stock, subject to adjustment pursuant to
Section 5.1, shall take or cause to be taken all such action within their respective power and authority as may be required:

     (a) to establish and maintain the authorized size of the Board of Directors of the Company (the "Board of Directors" or the "Board") at up to thirteen (13) directors;

     (b) to cause to be elected to the Board one (1) director designated by the AEC Entities, for so long as the AEC Entities collectively beneficially and continuously own at least two million five hundred thousand (2,500,000) shares of Class A Common Stock (subject to adjustment pursuant to Section 5.1);

     (c) to cause Lumpkin to be elected to the Board, for so long as Lumpkin and the Principal CCI Shareholders collectively beneficially and continuously own at least two million five hundred thousand (2,500,000) shares of Class A Common Stock (subject to adjustment pursuant to Section 5.1);

     (d) to cause to be elected to the Board three (3) directors who are executive officers of the Company designated by McLeod, for so long as the McLeods collectively beneficially and continuously own at least two million five hundred thousand (2,500,000) shares of Class A Common Stock (subject to adjustment pursuant to Section 5.1);

     (e) to cause to be elected to the Board a director or directors nominated by the Board to replace a director or directors designated pursuant to paragraphs (b) through (d) above upon the earlier to occur of such designated director's or directors' resignation (and the acceptance of such resignation by the Board) and the expiration of such director's or directors' term as a result of any party or parties identified in paragraphs (b) through (d) above no longer collectively beneficially and continuously owning at least two million five hundred thousand (2,500,000) shares of Class A Common Stock (subject to adjustment pursuant to Section 5.1) at any time during the period commencing on the Effective Date and ending on the Expiration Date; it being understood that within three (3) business days following such time that the party or parties identified in paragraphs (b) through (d) above no longer collectively beneficially and continuously own at least two million five hundred thousand (2,500,000) shares of Class A Common Stock (subject to adjustment pursuant to Section 5.1) during such period, such party or parties shall use its or their respective best efforts to cause the director or directors designated by such party or parties to tender their immediate resignation to the Board which the Board may accept or reject; and

     (f) to cause to be elected to the Board, if and as nominated by the Board, up to eight (8) non-employee directors.

           For purposes of Section 1.1, (i) the McLeods shall be deemed to be a single Principal Stockholder, (ii) Lumpkin and all of the Principal CCI Shareholders shall be deemed to be a single Principal Stockholder, and the Principal CCI Shareholders shall be deemed to own shares "continuously" as long as the shares of the Principal CCI Shareholders are owned by the Principal CCI Shareholders or a CCI Permitted Transferee (as defined in Section 3.1), and (iii) the AEC Entities shall be deemed to be a single Principal Stockholder, and the AEC Entities shall be deemed to own shares "continuously" as long as the shares of the AEC Entities are owned by the AEC Entities or an AEC Permitted Transferee (as defined in Section 3.1).


      1.2  Definitions

           For purposes of this Agreement, the following terms have the meanings indicated:

                (a) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                (b) A person shall be deemed the "beneficial owner" of and shall be deemed to "beneficially own" any securities:

                    (i) which such  person or any of such  person's
                        Affiliates  or   Associates,   directly  or
                        indirectly,   has  the  right  to   acquire
                        (whether   such   right   is    exercisable
                        immediately  or only  after the  passage of
                        time)    pursuant    to   any    agreement,
                        arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, other rights, warrants or options, or otherwise;

                    (ii)which such  person or any of such  person's
                        Affiliates  or   Associates,   directly  or
                        indirectly,   has  the  right  to  vote  or
                        dispose  of or has  "beneficial  ownership"
                        of (as  determined  pursuant  to Rule 13d-3
                        under   the   Exchange   Act),    including
                        pursuant to any agreement, arrangement or understanding, whether or not in writing; or

                    (iii) which are  beneficially  owned,  directly
                        or indirectly,  by any other person (or any
                        Affiliate or Associate  thereof) with which
                        such   person  or  any  of  such   person's
                        Affiliates    or    Associates    has   any
                        agreement,   arrangement  or  understanding
                        (whether  or  not  in  writing),   for  the
                        purpose of acquiring, holding, voting or disposing of any voting securities of the Company.

                For  purposes  of  the  definition  of  "beneficial
                owner" and "beneficially own," the terms "agreement," "arrangement" and "understanding" shall not include this Agreement or the Third Amended and Restated January 1999 Stockholders' Agreement (as defined in Section 1.2).

                (c)  "Effective Date" shall mean March 10, 2000.

                (d)  "Expiration   Date"  shall  mean  December 31,
                2001.

                (e) "Original Stockholders' Agreement" shall mean the Stockholders' Agreement, entered into as of June 14, 1997, as amended on September 19, 1997, by and among the Company, AEI, the McLeods, Lumpkin and certain other stockholders.

                (f) "Stock Split" shall mean that certain two-for-one stock split in the form of a stock dividend paid on July 26, 1999 to stockholders of record on July 12, 1999 effected by the Company with respect to its Class A Common Stock.

                (g) "Subsidiary" or "Subsidiaries" shall mean a corporation, partnership, joint venture or other entity of which AEC owns, directly or indirectly, one hundred percent (100%) of the outstanding securities or other interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body.

                (h) "Third Amended and Restated January 1999 Stockholders' Agreement" shall mean the Third Amended and Restated January 1999 Stockholders' Agreement, entered into as of March 10, 2000, by and among the Company, the Principal Stockholders, the Other CCI Shareholders, M/C Investors L.L.C. and Media/Communications Partners III Limited Partnership.



2. STANDSTILL

           AEC hereby agrees that, prior to the Expiration Date, neither AEC nor any Affiliate of AEC will (and AEC will not assist or encourage others to), directly or indirectly, acquire or agree, offer, seek or propose to acquire, or cause to be acquired, ownership (including, but not limited to, beneficial ownership) of any securities issued by the Company or any of its subsidiaries, or any rights or options to acquire such ownership (including from a third party), except (a) to the extent expressly set forth in this Agreement, (b) as consented prior thereto in writing by the Board of Directors, (c) upon conversion of any Class B common stock, $.01 par value per share, of the Company into Class A Common Stock pursuant to the terms thereof,
(d) with respect to transfers of equity securities between or among AEC and AEC's Subsidiaries consistent with the terms and conditions of this Agreement, or (e) with respect to the grant, vesting or exercise of stock options.



3. TRANSFERS OF SECURITIES

      3.1  Restrictions on Transfers

           (a) Except as otherwise provided in this Section 3.1 or Section 3.2, each Principal Stockholder hereby severally agrees that until the Expiration Date, such Principal Stockholder will not offer, sell, contract to sell, grant any option to purchase, or otherwise dispose of, directly or indirectly, ("Transfer"), any equity securities of the Company or any other securities convertible into or exercisable for such equity securities ("Securities") beneficially owned by such Principal Stockholder (including distributions of Securities with respect to such Securities and Securities acquired as a result of a stock split with respect to such Securities) without submitting a written request to, and receiving the prior written consent of, the Board of Directors, provided, however, that (i) the AEC Entities may transfer Securities to or among any Subsidiary or Subsidiaries of AEC, and (ii) any Principal CCI Shareholder may transfer Securities to any other Principal CCI Shareholder, the spouse of a Principal CCI Shareholder, or a lineal descendant of a Principal CCI Shareholder (or a trust for the primary benefit of any one or more of a Principal CCI Shareholder, the spouse of a Principal CCI Shareholder, or a lineal descendant of a Principal CCI Shareholder or a partnership or limited liability company owned and managed solely by one or more Principal CCI Shareholders, spouses of Principal CCI Shareholders and lineal descendants of Principal CCI Shareholders), or, in the case of a Principal CCI Shareholder that is a trust, to any beneficiary of such trust (or a trust for the primary benefit of such beneficiary or a partnership or limited liability company owned and managed solely by one or more Principal CCI Shareholders, spouses of Principal CCI Shareholders and lineal descendants of Principal CCI Shareholders), in each case with respect to clause
(i) and clause (ii), provided that (x) such transfer is done in accordance with the transfer restrictions applicable to such Securities under federal and state securities laws and (y) the transferee agrees to be bound by the terms hereof (as this Agreement may be amended or amended and restated from time to time) as a Principal Stockholder with respect to the shares being transferred pursuant to this Section (any such AEC Entity transferee pursuant to the foregoing proviso, an "AEC Permitted Transferee" and any such Principal CCI Shareholder transferee pursuant to the foregoing proviso, a "CCI Permitted Transferee"), and any such transfer shall not constitute a "Transfer" for purposes of this Agreement. Notwithstanding the foregoing, no party hereto shall avoid the provisions of this Agreement by making one or more transfers to one or more AEC Permitted Transferees or CCI Permitted Transferees, as the case may be, and then at any time directly or indirectly disposing of all or any portion of such party's interest in any such AEC Permitted Transferee or CCI Permitted Transferee, as the case may be. In the event that the Board of Directors consents to any Transfer of Securities by a Principal Stockholder pursuant to this
Section 3.1(a) upon the written request of such Principal Stockholder (the "Transferring Stockholder") and except as otherwise provided in Section 3.1(b) and Section 3.2, each other
Principal Stockholder shall, notwithstanding the provisions of this Section 3.1(a), have the right to Transfer a percentage of the total number of Securities beneficially owned by such Principal Stockholder equal to the percentage of the total number of Securities beneficially owned by the Transferring Stockholder that the Board of Directors has consented may be Transferred by such Transferring Stockholder. The parties acknowledge that any Transfer pursuant to this Section 3.1(a) to which the Board of Directors has consented may be in connection with, or as part of, a private placement by the Company of, or other transaction involving, its Securities.

           (b) In addition to the provisions of Section 3.1(a), for the period commencing for the quarter ending March 31, 2000 and ending on the Expiration Date, the Board shall determine prior to the public release of the Company's consolidated financial results with respect to each such financial reporting quarter during such period, the aggregate number, if any, of shares of Class A Common Stock (not to exceed in the aggregate three hundred thousand (300,000) shares of Class A Common Stock per quarter, subject to adjustment pursuant to Section 5.1) that may be Transferred by the Principal Stockholders (the "Transfer Amount") during the period commencing on the third (3rd) business day and ending on the twenty-third (23rd) business day following such public release of the Company's quarterly or annual financial results or such other trading period designated or permitted by the Board with respect to the purchase and sale of its Securities (each such period, a "Transfer Period"). Notwithstanding the provisions of Section 3.1(a), each Principal Stockholder shall be entitled to Transfer during each Transfer Period, provided such Transfer is effected in accordance with all applicable federal and state securities laws, a number of shares of Class A Common Stock equal to thirty-three and one-third percent (33 1/3%) of the Transfer Amount, if any, for such Transfer Period (rounding down in the case of any fractional amount). Any portion of any Principal Stockholder's share of the
Transfer  Amount  that such  Principal  Stockholder  elects  not to transfer during a Transfer Period shall be reallocated equally among the remaining Principal Stockholders who intend to Transfer shares of Class A Common Stock during such Transfer Period, and such remaining Principal Stockholders shall be entitled to Transfer such additional shares of Class A Common Stock during the Transfer Period, provided such Transfer is effected in accordance with all applicable federal and state securities laws. In no event shall any portion of a Transfer Amount that is not utilized by a Principal Stockholder during a Transfer Period be reallocated or otherwise credited to any subsequent Transfer Periods.


           (c) For the period commencing for the quarter ending March 31, 2000 and ending on the Expiration Date, the Company shall give each Principal Stockholder prompt written notice (in any event no later than fifty (50) days prior to the beginning of the applicable Transfer Period) of its determination of any Transfer Amount. Within seven (7) days of receipt of such notice, any Principal Stockholder that desires to Transfer shares of Class A Common Stock during such Transfer Period pursuant to
Section 3.1(b) shall provide written notice to the Company of the number of shares of Class A Common Stock that such Principal Stockholder desires to Transfer pursuant to Section 3.1(b). Not later than seven (7) days after receipt of such responses, the Company shall notify all remaining Principal Stockholders of any Principal Stockholder's election not to Transfer the total number of shares of Class A Common Stock that such Principal Stockholder is entitled to Transfer during such Transfer Period. Any Principal Stockholder that desires to Transfer additional shares of Class A Common Stock equal to all or part of the remaining Transfer Amount shall notify the Company within seven (7) days of receipt of the Company's second notice. The Company shall allocate the remaining Transfer Amount in accordance with the provisions of Section 3.1(b) and shall notify the appropriate Principal Stockholders of such allocation no later than ten (10) days prior to the beginning of the Transfer Period.

           (d) For purposes of this Section 3.1, the McLeods shall be deemed to be a single Principal Stockholder, Lumpkin and all of the Principal CCI Shareholders shall be deemed to be a single Principal Stockholder and the AEC Entities shall be deemed to be a single Principal Stockholder.

      3.2  Registration Rights

           (a) In the event that the Board of Directors consents pursuant to Section 3.1(a) to a Principal Stockholder's request for a Transfer and in connection therewith, the Company agrees to register Securities with respect to such Transfer under the Securities Act of 1933, as amended (the "Securities Act"), the Company shall grant each other Principal Stockholder the opportunity (subject to reduction in the event the registered Transfer is underwritten) to register for Transfer under the Securities Act a percentage of the total number of Securities beneficially owned by such Principal Stockholder equal to the percentage of the total number of Securities beneficially owned by the Transferring Stockholder that such Transferring Stockholder is registering for Transfer under the Securities Act, on the same terms and conditions as the Transferring Stockholder (each Principal Stockholder registering, or indicating a desire to register, any Securities for Transfer under the Securities Act pursuant to this Section 3.2 being a "Registering Transferor").

           (b)  To the extent that the Company  grants  pursuant to
Section 3.1(b) a Principal Stockholder the opportunity to register shares of Class A Common Stock for Transfer under the Securities Act, the Company shall grant each other Principal Stockholder the opportunity (subject to reduction in the event the registered Transfer is underwritten) to register an equal number of shares of Class A Common Stock for Transfer under the Securities Act on the same terms and conditions.


           (c) In the event the Company proposes to register any shares of Class A Common Stock under the Securities Act pursuant to an underwritten primary offering (other than pursuant to a registration statement on Form S-4 or Form S-8 or any successor forms thereto or other form which would not permit the inclusion of the shares of Class A Common Stock of the Principal
Stockholders), the Company, as determined by the Board of Directors, shall give written notice to all Principal Stockholders of its intention to effect such a registration. Following any such notice, the Board of Directors shall undertake to determine the aggregate number, if any, of shares of Class A Common Stock held by the Principal Stockholders (not to exceed in the aggregate on a per year basis a number of shares of Class A Common Stock equal to fifteen percent (15%) of the total number of shares of Class A Common Stock beneficially owned by the Principal Stockholders as of December 31, 1998 (and which, in the aggregate for Lumpkin and all of the Principal CCI Shareholders (based on the termination of the Other CCI Shareholders as parties to this Agreement) on a pre-Stock Split basis, is fifteen percent (15%) of 2,755,651 shares of Class A Common Stock), subject to appropriate and proportionate adjustment as a result of the Stock Split and subject to adjustment pursuant to Section 5.1) to be registered by the Company under the Securities Act
(the "Registrable Amount") for Transfer by the Principal Stockholders in connection with such offering. If the Board determines to register shares of Class A Common Stock held by the Principal Stockholders pursuant to this Section 3.2(c), the Company will promptly give written notice of such determination to all Principal Stockholders, and thereupon the Company will use commercially reasonable efforts to effect the registration of that portion of the Registrable Amount that the Registering Transferors indicate a desire to register. In the event the
Registering Transferors indicate a desire to register a number of shares of Class A Common Stock that, in the aggregate, exceeds the Registrable Amount, the number of shares of Class A Common Stock that each Registering Transferor shall be entitled to register shall be reduced to the extent such number exceeds such Registering Transferor's pro rata share of the Registrable Amount based upon the ratio of the total number of Securities beneficially owned by such Registering Transferor to the total number of Securities beneficially owned by all Principal Shareholders. To the extent any portion of the Registrable Amount remains unallocated after such reductions, each Registering Transferor who has indicated a desire to register additional shares of Class A Common Stock shall be entitled to register an additional amount of Class A Common Stock equal to such Registering Transferor's pro rata portion of the remaining Registrable Amount based upon the ratio of the total number of Securities beneficially owned by such Registering Transferor to the total number of Securities beneficially owned by all Registering Transferors who have indicated a desire to register additional shares of Class A Common Stock. The reallocation procedure described in the preceding sentence shall be repeated until the entire Registrable Amount is allocated. All terms, conditions and rights with respect to such registration (including but not limited to any determination to reduce the Registrable Amount) shall be determined by the Board, provided that (i) the representations and warranties of a Principal Stockholder shall be customary taking into account, among other things, the nature of the offering and such Principal Stockholder's relationship with the Company, and (ii) the Company shall be responsible for all expenses with respect to such registration other than underwriting discounts and commissions allocable to the Class A Common Stock of the Registering Transferors, which underwriting discounts and commissions shall be the responsibility of the Registering Transferors.


           (d) In addition to the registration rights granted pursuant to Sections 3.2(a), (b) and (c), no more frequently than once during each of the calendar years ending December 31, 2000 and 2001 (each such year, an "Annual Period"), and upon either
(i) the receipt of a written request of one or more Principal Stockholders or (ii) a determination by the Board of Directors, the Board shall undertake to determine the Registrable Amount, if any, for Transfer by the Principal Stockholders. If the Board determines to register shares of Class A Common Stock held by the Principal Stockholders pursuant to this Section 3.2(d), the Company will promptly give written notice of such determination to all Principal Stockholders, and thereupon the Company will use commercially reasonable efforts to effect the registration of that portion of the Registrable Amount that the Registering Transferors indicate a desire to register. In the event the
Registering Transferors indicate a desire to register a number of shares of Class A Common Stock that, in the aggregate, exceeds the Registrable Amount, the number of shares of Class A Common Stock that each Registering Transferor shall be entitled to register shall be reduced to the extent such number exceeds such Registering Transferor's pro rata share of the Registrable Amount based upon the ratio of the total number of Securities beneficially owned by such Registering Transferor to the total number of Securities beneficially owned by all Principal Stockholders. To the extent any portion of the Registrable Amount remains unallocated after such reductions, each Registering Transferor who has indicated a desire to register additional shares of Class A Common Stock shall be entitled to register an additional amount of Class A Common Stock equal to such Registering Transferor's pro rata portion of the remaining Registrable Amount based upon the ratio of the total number of Securities beneficially owned by such Registering Transferor to the total number of Securities beneficially owned by all Registering Transferors who have indicated a desire to register additional shares of Class A Common Stock. The reallocation procedure described in the preceding sentence shall be repeated until the entire Registrable Amount is allocated. All terms, conditions and rights with respect to such registration (including but not limited to any determination to reduce the Registrable Amount) shall be determined by the Board, provided that (i) the representations and warranties of a Principal Stockholder shall be customary taking into account, among other things, the nature of the offering and such Principal Stockholder's relationship with the Company, and (ii) the Company shall be responsible for all expenses with respect to such registration other than underwriting discounts and commissions, which underwriting discounts and commissions shall be the responsibility of the Registering Transferors.


           (e) If the Board establishes a committee (a "Pricing Committee") to authorize and approve the price and any other terms of any Transfer of Securities registered under the Securities Act pursuant to this Section 3.2 in which Lumpkin or any Principal CCI Shareholder is participating as a Registering Transferor, the Company will use its best efforts to cause
Lumpkin to be nominated to such Pricing Committee. Notwithstanding any other provision of this Agreement, to the extent the Company has undertaken to register Securities of the Principal Stockholders pursuant to this Section 3.2, the Company may subsequently determine not to register such Securities and may either not file a registration statement or otherwise withdraw or abandon a registration statement previously filed with respect to the registration of such Securities.

           (f) For purposes of this Section 3.2, the McLeods shall be deemed to be a single Principal Stockholder, Lumpkin and all of the Principal CCI Shareholders shall be deemed to be a single Principal Stockholder and the AEC Entities shall be deemed to be a single Principal Stockholder.


4. REPRESENTATIONS AND WARRANTIES


      4.1  Representations and Warranties of Non-individual
           Stockholders

           Each non-individual party to this Agreement hereby represents and warrants, as of the date of this Agreement, to the Company and to each other party as follows:

           4.1.1Authorization

           Such party has taken all action necessary for it to enter into this Agreement and to consummate the transactions contemplated hereby.

           4.1.2Binding Obligation

           This Agreement constitutes a valid and binding obligation of such party, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, and similar laws affecting the rights and remedies of creditors generally, and by general principles of equity and public policy; and each document and instrument to be executed by such party pursuant hereto, when executed and delivered in accordance with the provisions hereof, shall be a valid and binding obligation of such party, enforceable in accordance with its terms (with the aforesaid exceptions).


      4.2  Representations and Warranties of Individual
           Stockholders

           Each party to this Agreement who is an individual hereby represents and warrants, as of the date of this Agreement, to the Company and to each other party as follows:

           4.2.1Power and Authority

           Such party has the legal capacity and all other power and authority necessary to enter into this Agreement and to consummate the transactions contemplated hereby.

           4.2.2Binding Obligation

           This Agreement constitutes a valid and binding obligation of such party, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, and similar laws affecting the rights and remedies of creditors generally, and by general principles of equity and public policy; and each document and instrument to be executed by such party pursuant hereto, when executed and delivered in accordance with the provisions hereof, shall be a valid and binding obligation of such party, enforceable in accordance with its terms (with the aforesaid exceptions).


      4.3  Representations and Warranties of the Company

           The Company hereby represents and warrants, as of the date of this Agreement, to each party as follows:

           4.3.1Authorization

           The Company has taken all corporate action necessary for it to enter into this Agreement and to consummate the transactions contemplated hereby.

           4.3.2Binding Obligation

           This   Agreement   constitutes   a  valid  and   binding
obligation of the Company, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by bankruptcy, insolvency, and similar laws affecting the rights and remedies of creditors generally, and by general principles of equity and public policy; and each document and instrument to be executed by the Company pursuant hereto, when executed and delivered in accordance with the provisions hereof, shall be a valid and binding obligation of the Company, enforceable in accordance with its terms (with the aforesaid exceptions).


5. MISCELLANEOUS


      5.1  Effect of Changes in Capitalization

           All share amounts of the Company's capital stock referred to in this Agreement shall be appropriately and proportionally adjusted for any recapitalization, reclassification, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company, occurring after the date of this Agreement.


      5.2  Additional Actions and Documents

           Each of the parties hereto hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents and instruments, and to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement, whether before, at or after the Effective Date.


      5.3  Entire Agreement;     Termination    of    Original
           Stockholders' Agreement; Amendment

           Other than the Third Amended and Restated January 1999 Stockholders' Agreement with respect to the parties thereto and as set forth therein, this Agreement constitutes the entire agreement among the parties hereto as of the date hereof with respect to the specific matters contemplated herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. The parties hereto further agree, confirm and acknowledge that the Original Stockholders' Agreement is terminated and of no force or effect. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the Company and by the party against whom enforcement of the amendment, modification, or discharge is sought.


      5.4  Limitation on Benefit

           It is the explicit intention of the parties hereto that no person or entity other than the parties hereto is or shall be entitled to bring any action to enforce any provision of this Agreement against any of the parties hereto, and the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties hereto or their respective successors, heirs, executors, administrators, legal representatives and permitted assigns.


      5.5  Binding Effect; Specific Performance

           This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and permitted assigns. No party shall assign this Agreement without the written consent of the other parties hereto; and such consent shall not be unreasonably withheld. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.


      5.6  Governing Law

           This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of Delaware (excluding the choice of law rules thereof).


      5.7  Notices

           All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be hand-delivered or mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by telegram, telecopy, facsimile transmission or telex, addressed as follows:

           (i)  If to the Company or to the McLeods:

                McLeodUSA Incorporated
                McLeodUSA Technology Park
                6400 C Street, SW, P.O. Box 3177
                Cedar Rapids, IA  52406-3177
                Attention:  Randall Rings
                Facsimile:  (319) 790-7901

           (ii) If to the AEC Entities:

                Alliant Energy Investments, Inc.
                200 1st Street SE
                Cedar Rapids, IA 52401
                Attention:  James E. Hoffman
                Facsimile:  (319) 398-4204

           (iii)If to Lumpkin or any Principal CCI Shareholder:

                P.O. Box 1234
                Mattoon, IL  61938
                Attention:  Richard A. Lumpkin
                Facsimile:  (217) 234-9934

                with a copy to :

                Schiff Hardin & Waite
                6600 Sears Tower
                Chicago, Illinois  60606
                Attention:  David R. Hodgman, Esq.
                Facsimile:  (312) 258-5600


           Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be hand-delivered, mailed, transmitted, telecopied or telexed in the manner described above, or which shall be delivered to a telegraph company, shall be deemed sufficiently given, served, sent, received or delivered for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, or the answerback being deemed conclusive, but not exclusive, evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation.


      5.8  Termination

           (a) Notwithstanding any other provision of this Agreement, if during any Annual Period the Board of Directors has not provided a Principal Stockholder a reasonable opportunity to Transfer Securities pursuant to Section 3.2 or consented to the written request of such Principal Stockholder or otherwise provided such Principal Stockholder a reasonable opportunity to Transfer (other than a transfer by a Principal CCI Shareholder to a CCI Permitted Transferee and other than a transfer by the AEC Entities to an AEC Permitted Transferee) pursuant to Section 3.1(a) an aggregate number of shares of Class A Common Stock equal to not less than fifteen percent (15%) of the total number of shares of Class A Common Stock beneficially owned by such Principal Stockholder as of December 31, 1998 (and which, in the aggregate for Lumpkin and all of the Principal CCI Shareholders (based on the termination of the Other CCI Shareholders as parties to this Agreement) on a pre-Stock Split basis, is fifteen percent (15%) of 2,755,651 shares of Class A Common Stock), subject to appropriate and proportionate adjustment as a result of the Stock Split and subject to adjustment pursuant to Section 5.1, then such Principal Stockholder may terminate this Agreement as it applies to such terminating party by providing written notice of termination to the Company and the other Principal Stockholders no later than ten (10) business days following the end of such Annual Period, such that all rights and obligations hereunder shall cease, and this Agreement shall be of no further force or effect, with respect to the terminating party. Unless otherwise previously terminated by the Principal Stockholders pursuant to this Section 5.8(a), this Agreement shall terminate on the Expiration Date. For purposes of this Section 5.8(a), the McLeods shall be deemed to be a single Principal Stockholder, Lumpkin and all of the Principal CCI Shareholders shall be deemed to be a single Principal Stockholder and the AEC Entities shall be deemed to be a single Principal Stockholder.

           (b) This Agreement is hereby terminated with respect to each of the Other CCI Shareholders, such that all rights and obligations hereunder shall cease, and this Agreement shall be of no further force or effect, with respect to each of the Other CCI Shareholders.


      5.9  Publicity

           Each of the Principal Stockholders will use its reasonable best efforts to consult with the Company prior to issuing any press release, making any filing with any governmental entity or national securities exchange or making any other public dissemination of information by such Principal Stockholder within which this Agreement or the contents hereof are referenced or described.


      5.10 Appointment of Representative

           Each of the Principal CCI Shareholders hereby appoints Lumpkin, with power of substitution, as its exclusive agent to act on its behalf with respect to any and all actions to be taken under or amendments or modifications to be made to this Agreement (the "Representative"). The Representative shall take, and the Principal CCI Shareholders agree that the Representative shall take, any and all actions which the Representative believes are necessary or advisable under this Agreement for and on behalf of each of the Principal CCI Shareholders, as fully as if each of the Principal CCI Shareholders were acting on its own behalf, including, without limitation, dealing with the Company and the other parties hereto with respect to all matters arising under this Agreement, entering into any amendment or modification to this Agreement deemed advisable by the Representative and taking any and all other actions specified in or contemplated by this Agreement. The Company and the other parties hereto shall have the right to rely upon all actions taken or not taken by the Representative pursuant to this Agreement, all of which actions or omissions shall be legally binding upon each of the Principal CCI Shareholders.


      5.11 Execution in Counterparts

           To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.




           [Remainder of Page Intentionally Left Blank]

           IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Third Amended and Restated November 1998 Stockholders' Agreement, or have caused this Third Amended and Restated November 1998 Stockholders' Agreement to be duly executed and delivered on their behalf, as of the day and year first hereinabove set forth.


McLEODUSA INCORPORATED



By:  /s/ J. Lyle Patrick
     --------------------------------
     Name:  J. Lyle Patrick
     Title:  Group Vice President/CFO




/s/ Clark E. McLeod                 /s/ Mary E. McLeod
-------------------                 -------------------
Clark E. McLeod                     Mary E. McLeod



ALLIANT ENERGY CORPORATION



By:  /s/ James E. Hoffman
     -------------------------------
     Name:  James E. Hoffman
     Title: Executive Vice President
              Business Development



ALLIANT ENERGY FOUNDATION, INC.



By:  /s/ Edward M. Gleason
     ----------------------------
     Name:  Edward M. Gleason
     Title: Treasurer



ALLIANT ENERGY INVESTMENTS, INC.



By:  /s/ James E. Hoffman
     -------------------------
     Name:  James E. Hoffman
     Title: President, Alliant Energy Resources



HEARTLAND PROPERTIES, INC.


By:  /s/ Henry Wertheimer
     --------------------------------
     Name:  Henry Wertheimer
     Title: Vice President/Treasurer



LNT COMMUNICATIONS LLC
By:  Alliant Energy Resources, Inc., its sole member


By:  /s/ James E. Hoffman
     ---------------------------------
     Name:  James E. Hoffman
     Title: President




/s/ Richard A. Lumpkin              /s/ Gail G. Lumpkin
----------------------              --------------------
Richard A. Lumpkin                   Gail G. Lumpkin

The two trusts created under the Mary Green Lumpkin Gallo Trust
Agreement dated December 29, 1989, one for the benefit of each of:
    Benjamin Iverson Lumpkin
    Elizabeth Arabella Lumpkin



United States Trust Company
 of New York, Trustee



By:  /s/ Loraine B. Tsavaris
     ---------------------------------
     Name:  Loraine B. Tsavaris
     Title:  Managing Director


The trust established by Richard Adamson Lumpkin under the Trust
Agreement dated February 6, 1970, for the benefit of Richard
Anthony Lumpkin



United States Trust Company
 of New York, Trustee


By:  /s/ Loraine B. Tsavaris
     -------------------------------
     Name:  Loraine B. Tsavaris
     Title: Managing Director


The two trusts created under the Richard Adamson Lumpkin
Grandchildren's Trust dated September 5, 1980, one for the benefit of each of:
    Benjamin Iverson Lumpkin
    Elizabeth Arabella Lumpkin


United States Trust Company
 of New York, Trustee


By:  /s/ Loraine B. Tsavaris
     ---------------------------------
     Name:  Loraine B. Tsavaris
     Title: Managing Director

The two 1990 Personal Income Trusts established by Richard A.
Lumpkin, dated April 20, 1990, one for the benefit of each of:
    Benjamin Iverson Lumpkin
    Elizabeth Arabella Lumpkin

/s/ David R. Hodgman
-------------------------
David R. Hodgman, Trustee

/s/ Steven L. Grissom
--------------------------
Steven L. Grissom, Trustee

FOR PURPOSES OF SECTIONS 4, 5.6, 5.8(b), 5.11 AND THE FIRST AND SECOND SENTENCES OF SECTION 5.3 ONLY:


Margaret Lumpkin Keon Trust         Mary Lee Sparks Trust
dated May 13, 1978                  dated May 13, 1978


/s/ Margaret Lumpkin Keon           /s/ Mary Lee Sparks
-------------------------           ------------------------------
Margaret Lumpkin Keon, as Trustee   Mary Lee Sparks, as Trustee


                                    /s/ Steven L. Grissom
                                    ---------------------
                                    Steven L. Grissom, as Trustee

/s/ Mary Lee Sparks
-------------------
Mary Lee Sparks

The ten trusts created under the Mary Green Lumpkin Gallo Trust
Agreement dated December 29, 1989, one for the benefit of each of:
    Joseph John Keon III,
    Katherine Stoddert Keon,
    Lisa Anne Keon,
    Margaret Lynley Keon,
    Pamela Keon Vitale,
    Susan Tamara Keon DeWyngaert,
    Anne Romayne Sparks,
    Barbara Lee Sparks,
    Christina Louise Sparks, and
    John Woodruff Sparks



United States Trust Company
  of New York, Trustee


By:  /s/ Loraine B. Tsavaris
     ---------------------------------
     Name:  Loraine B. Tsavaris
     Title: Managing Director


The ten trusts created under the Richard Adamson Lumpkin
Grandchildren's Trust dated September 5, 1980, one for the benefit of each of:
    Joseph John Keon III,
    Katherine Stoddert Keon,
    Lisa Anne Keon,
    Margaret Lynley Keon,
    Pamela Keon Vitale,
    Susan Tamara Keon DeWyngaert,
    Anne Romayne Sparks,
    Barbara Lee Sparks,
    Christina Louise Sparks, and
    John Woodruff Sparks


United States Trust Company
  of New York, Trustee


By:  /s/ Loraine B. Tsavaris
     ----------------------------
     Name:  Loraine B. Tsavaris
     Title: Managing Director


The two trusts established by Richard Adamson Lumpkin under the Trust Agreement dated February 6, 1970, one for the benefit of each of:
    Margaret Anne Keon, and
    Mary Lee Sparks

United States Trust Company
  of New York, Trustee



By:  /s/ Loraine B. Tsavaris
     ----------------------------
     Name:  Loraine B. Tsavaris
     Title: Managing Director


The ten 1990 Personal Income Trusts established by Margaret L.
Keon and Mary Lee Sparks, each dated April 20, 1990, one for the benefit of each of:
    Joseph John Keon III,
    Katherine Stoddert Keon,
    Lisa Anne Keon,
    Margaret Lynley Keon,
    Pamela Keon Vitale,
    Susan Tamara Keon DeWyngaert,
    Anne Romayne Sparks,
    Barbara Lee Sparks,
    Christina Louise Sparks, and
    John Woodruff Sparks

/s/ David R. Hodgman
--------------------
David R. Hodgman, Trustee

/s/ Steven L. Grissom
---------------------
Steven L. Grissom, Trustee

                            SCHEDULE I


Richard A. Lumpkin

Gail G. Lumpkin

United States Trust Company of New York, as Trustee of two trusts created under the Mary Green Lumpkin Gallo Trust Agreement dated December 29, 1989, one for the benefit of each of Benjamin Iverson Lumpkin and Elizabeth Arabella Lumpkin.

United States Trust Company of New York, as Trustee of two trusts created under the Richard Adamson Lumpkin Grandchildren's Trust dated September 5, 1980, one for the benefit of each of Benjamin Iverson Lumpkin and Elizabeth Arabella Lumpkin.

United States Trust Company of New York, as Trustee of the trust established by Richard Adamson Lumpkin under the Trust Agreement dated February 6, 1970, for the benefit of Richard Anthony Lumpkin.

David R. Hodgman and Steven L. Grissom, as Trustees of two 1990 Personal Income Trusts established by Richard A. Lumpkin, each dated April 20, 1990, one for the benefit of each of Benjamin Iverson Lumpkin and Elizabeth Arabella Lumpkin.

                            SCHEDULE II


Margaret Lumpkin Keon, as Trustee under the Margaret Lumpkin Keon Trust dated May 13, 1978.

Mary Lee Sparks and Steven L. Grissom, as Trustees of the Mary Lee Sparks Trust dated May 13, 1978.

Mary Lee Sparks

United States Trust Company of New York, as Trustee of ten trusts created under the Mary Green Lumpkin Gallo Trust Agreement dated December 29, 1989, one for the benefit of each of Joseph John Keon III, Katherine Stoddert Keon, Lisa Anne Keon, Margaret Lynley Keon, Pamela Keon Vitale, Susan Tamara Keon DeWyngaert, Anne Romayne Sparks, Barbara Lee Sparks, Christina Louise Sparks, and John Woodruff Sparks.

United States Trust Company of New York, as Trustee of ten trusts created under the Richard Adamson Lumpkin Grandchildren's Trust dated September 5, 1980, one for the benefit of each of Joseph John Keon III, Katherine Stoddert Keon, Lisa Anne Keon, Margaret Lynley Keon, Pamela Keon Vitale, Susan Tamara Keon DeWyngaert, Anne Romayne Sparks, Barbara Lee Sparks, Christina Louise Sparks, and John Woodruff Sparks.

United States Trust Company of New York, as Trustee of two trusts established by Richard Adamson Lumpkin under the Trust Agreement dated February 6, 1970, one for the benefit of each of Margaret Anne Keon and Mary Lee Sparks.

David R. Hodgman and Steven L. Grissom, as Trustees of ten 1990 Personal Income Trusts established by Margaret L. Keon and Mary Lee Sparks, each dated April 20, 1990, one for the benefit of each of Joseph John Keon III, Katherine Stoddert Keon, Lisa Anne Keon, Margaret Lynley Keon, Pamela Keon Vitale, Susan Tamara Keon DeWyngaert, Anne Romayne Sparks, Barbara Lee Sparks, Christina Louise Sparks, and John Woodruff Sparks.